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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    June 27, 2002
                                                   ---------------



                          EQCC Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      333-73446-01         59-3170055
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(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
         Incorporation)                File Number)         Identification No.)


10401 Deerwood Park Boulevard, Jacksonville, Florida                    32256
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code        (904) 944-1212
                                                   -------------------------



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          (Former Name or Former Address, if Change Since Last Report:)


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Item 5.           Other Events

Documents incorporated by Reference

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2002, and for periods ended March 31, 2002 and March 31, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Securities and Exchange Commission on May 13, 2002) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (Nos. 333-73446 and 333-73446-01) of the Registrants; and (iii) the Supplement dated June 27, 2002 to the Prospectus Supplement and Prospectus dated December 13, 2001, relating to EQCC Asset Backed Certificates, Series 2001-1F, and shall be deemed to be part hereof and thereof.

Item 7.           Financial Statements and Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------
(EX-23)                               Consent of KPMG LLP, independent auditors
                                      of Ambac Assurance Corporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2002                             EQCC RECEIVABLES CORPORATION

                                                By:      /s/ Todd Rosenthal
                                                   ---------------------------
                                                Name:  Todd Rosenthal
                                                Title: Senior Vice President

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                                INDEX TO EXHIBITS

  Exhibit No.           Exhibit Description         Paper (P) or Electronic (E)
  -----------           -------------------         ---------------------------

   (EX-23)              Consent of KPMG LLP,                     E
                      independent auditors of
                     Ambac Assurance Corporation